Exhibit 99.5

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D, constituting Amendment No. 3 to the Schedule 13D filed on November 12, 2013 on behalf of FIG LLC, Fortress Fund V GP L.P., Fortress Fund V GP Holdings Ltd., Fortress Operating Entity I LP, FIG Corp., Fortress Investment Group LLC and Wesley R. Edens in respect of the common stock, par value $0.01 per share (the “Common Stock”), of Gaming and Leisure Properties Inc., a Pennsylvania corporation (the “Issuer”) and the initial Schedule 13D of Fortress GLPI VoteCo LLC and Randal A. Nardone in respect of the Common Stock of the Issuer is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein or therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: March 19, 2015	FIG LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: March 19, 2015	FORTRESS FUND V GP L.P.

	By:	Fortress Fund V GP Holdings Ltd., its general partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: March 19, 2015	FORTRESS FUND V GP HOLDINGS LTD.

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: March 19, 2015	FORTRESS OPERATING ENTITY I LP

	By:	FIG Corp., its general partner

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: March 19, 2015	FIG CORP.

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: March 19, 2015	FORTRESS INVESTMENT GROUP LLC

	By:	/s/ David N. Brooks
	Name:	David N. Brooks
	Title:	Secretary

Dated: March 19, 2015

/s/ Wesley R. Edens
Wesley R. Edens

Dated: March 19, 2015	FORTRESS GLPI VOTECO LLC

	By:	/s/ Wesley R. Edens
	Name:	Wesley R. Edens
	Title:	Member

Dated: March 19, 2015

/s/ Randal A. Nardone
Randal A. Nardone

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